UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2010

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33117	41-2116508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

461 South Milpitas Blvd. Milpitas, California		95035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (408) 933-4000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Certain sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2009  (the “2009 Form 10-K”) of Globalstar, Inc. (the “Company”) are hereby superseded to reflect the Company’s adoption of Financial Accounting Standards Board updated guidance on accounting for share loan facilities. This guidance was adopted by the Company in January 2010 and required retrospective application. The impact of this adoption is discussed in detail in Note 19 to the Company’s Consolidated Financial Statements for the year ended December 31, 2009, which are attached hereto as Exhibit 99.3.

The attached exhibits contain the portions of the Company’s 2009 Form 10-K that are affected by this adoption. Exhibit 99.1 reflects changes made to Item 6 — Selected Financial Data. Exhibit 99.2 reflects changes made to Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations. Exhibit 99.3 contains Item 8 — Financial Statements and Supplementary Data, which includes the complete set of consolidated financial statements from the Company’s 2009 Form 10-K as recast for the retrospective application of this updated guidance. These recast financial statements are now a part of the Company’s historical financial statements.

The information presented in Exhibits 99.1, 99.2, 99.3 and 99.4 to this current report on Form 8-K updates the information set forth in Items 6, 7, and 8 of the 2009 Form 10-K for the year ended December 31, 2009 and in the related consent of the Company’s independent registered public accounting firm. None of the exhibits to this current report on Form 8-K reflects events after the filing of the Company’s 2009 Form 10-K, and none of such exhibits modifies or updates the disclosure in its 2009 Form 10-K other than to reflect the changes relating to the retrospective adoption of the updated guidance on share loan facilities. As the Company has not modified or updated any other disclosures presented in its 2009 Form 10-K, all of such disclosures only refer to conditions existing as of the date of the Company’s 2009 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	2009 Form 10-K, Item 6 — Selected Financial Data
99.2	2009 Form 10-K, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	2009 Form 10-K, Item 8 — Financial Statements and Supplementary Data
99.4	Consent of Crowe Horwath LLP, Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ Fuad Ahmad
Fuad Ahmad
Senior Vice President and
Chief Financial Officer

Date: June 17, 2010